CONTRACT NO. DAAE07-03-D-S057 2003JUL10                             EXHIBIT 10.2

JOHN DENYS (586)574-6580
AMSTA-AQ-ATAC
DENYSJ@TACOM.ARMY.MIL
W56HZV
TACOM WARREN BLDG 231
WARREN, MICHIGAN 48397-5000
HTTP://CONTRACTING.TACOM.ARMY.MIL
NET 30 DAYS
DOA4
SEE SCHEDULE
S1002A
DCMA ORLANDO
3555 MAGUIRE BLVD
ORLANDO, FL 32803-3726
0GZB7
MILE MARKER INC.
1450 SW 13TH CT
POMPANO BEACH, FL. 33069-4708
(954)782-0604
HQ0338
DFAS-COLUMBUS CENTER
DFAS-CO/SOUTH ENTITLEMENT OPERATION
P.O. BOX 182264
COLUMBUS, OH 43218-2264
SEE SCHEDULE
Contract Expiration Date: 2006JUN30
$0.00
DAAE0703RS065
SEE SCHEDULE
MARIE T. GAPINSKI /SIGNED/
GAPINSKM@TACOM.ARMY.MIL (586)574-5333
Name of Offeror or Contractor: Mile Marker, Inc.
SUPPLEMENTAL INFORMATION
Regulatory Cite Title Date
1 52.204-4850 ACCEPTANCE APPENDIX FEB/2002 (TACOM)
Contract Number DAAE07-03-D-S057 is awarded to Mile Marker, Inc.
The Government accepts your proposal dated 22 May 03 in response to Solicitation
Number: DAAE07-03-R-S065, signed by Drew Aho, Executive Vice President of your company.
(b) The contractor, in it's proposal, provided the following data for the listed clauses in this contract:
Section E, 52.246-4025, HIGHER-LEVEL CONTRACT QUALITY REQUIREMENT -- TACOM QUALITY SYSTEM REQUIREMENT: N/A
Section E, 52.246-4028, INSPECTION POINT: Mile Marker Inc., 2121 Blount Road, Pompano Beach, FL 33069
Shipping Characteristics:
(1) Unit Package:
(i) Specify the type of UNIT PACKAGE for each single unit of issue: A container in direct contact with and enclosing the product along with any required protective materials(s)(e.g. item is wrapped in neutral paper, polyethylene foam cushion wrapped, sealed in a waterproof bag, and placed in a fiberboard box).



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(ii) Unit Package Exterior Size/Weight of Unit Package with contents:
Length___51" x Width__15" x Depth _18"_(expressed in inches)/Weight expressed in _215 pounds
(2) Shipping Container:
(i) Exterior Size of SHIPPING CONTAINER AND CONTENTS THEREIN:
Length, _____ x Width, _____ x Height,______ (expressed in feet and inches)
(ii) Number of unit packages per shipping container ________ each
(iii) Gross weight of Shipping container and contents __________ Lbs.
(3) Unitized Loads:
(i) Is the Load palletized, skidded, or some other platform device used as a base for handling and transporting as a single entity. Yes [ ] No [ ]; describe:_____.
(ii) Number of Shipping containers per pallet/skid ______ each.
(iii) Weight of empty pallet, skid, platform, dolly, other device used as a base for handling and transporting materials __45 Lbs
(iv) Size of Unit Load(pallet/skid including shipping container(s)assembled for handling and transportation as a single entity:
Length, _51" x Width, _46" x Height,_57"_ (expressed in feet and inches)
(v) Gross Weight of Unit Load __1980_ Lbs; Others:
(c) Any attachments not included with this document will be provided by TACOM-Warren directly to the administrative contracting officer (ACO) via e-mail. A hard copy of the award will be sent to those ACOs not EDW (Electronic Document Workflow) capable. Technical data packages will be mailed by TACOM-Warren to the ACO on CD-ROM. Within one week of this award, any office not able to obtain these attachments from TACOM's website (http://contracting.tacom.army.mil/) and still requiring a copy, can request it by sending an e-mail message to the buyer listed on the front page of this contract.
(d) WARRANTY: The Mile Marker Inc. warranty denoted on pages 40 and 41 of their proposal is hereby accepted and incorporated into this contract by reference.
(e) The following Amendment(s) to the solicitation are incorporated into this contract: [End of Clause]
2 TACOM DISCLOSURE OF UNIT PRICE INFORMATION DEC/2002
This constitutes notification pursuant to Executive Order 12600, Pre-Disclosure Notification Procedures for Confidential Commercial Information (June 23, 1987), of our intention to release unit prices in response to any request under the Freedom of Information Act, 5 USC 552. Unit price is defined as the contract price per unit or item purchased. We consider any objection to be waived unless the contracting officer is notified of your objection to such posting prior to submission of initial proposals. [End of Notice]
3 52.204-4016 TACOM-WARREN ELECTRONIC CONTRACTING MAR/2001 (TACOM)
(a) TACOM is now operating in an electronic contracting environment. All
TACOM solicitations and awards are now distributed on the TACOM Warren Business Opportunities web page (http://contracting.tacom.army.mil/opportunity.htm) and are no longer available in hard copy. The TDPs and other documents, when available electronically, will be an attachment or linked to the solicitation package on the web. Please see submission guidelines at http://contracting. tacom.army.mil/userguide.htm and http://contracting.tacom.army.mil/ebidnotice.
htm for more information. Any requirements included in the solicitation take precedence over guidance found on the TACOM contracting web page.
(b) You may need to use special software to view documents that we post on the home page. This viewing software is freeware, available for download at no cost from commercial web sites like Microsoft and Adobe. In cases where such software is required, we provide a link from our page to the commercial site where the software is available. Once you arrive at the software developer's site, follow


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their instructions to download the free viewer. You then can return to the
TACOM home page.
(c) You are required to submit your offer, bid, or quote electronically. See the provision entitled "Electronic Offers (or 'Quotes' or 'Bids') Required in Response to This Solicitation
(or 'Request for Quotations')" for more specific information.
(d) Any award issued as a result of this solicitation will be distributed electronically. Awards posted on the TACOM Warren Business Opportunities web page represent complete OFFICIAL copies of contract awards.
(e) If you have questions or need help in using the Acquisition Center Home Page, call our Electronic Contracting Help Desk at (586) 574-7059, or send an email message to: acqcenweb@tacom.army.mil
(f) If you have questions about the content of any specific item posted on our home page, please call the buyer or point of contact listed for the item. Additional help is available to small businesses from Government-funded Electronic Commerce Regional Centers (ECRCs) to implement EDI. Information on ECRC is available at http://www.ecrc.ctc.com [End of Clause]
4 52.215-4854 PAPERLESS ELECTRONIC RESPONSES REQUIRED IN RESPONSE TO THIS JUL/2002 (TACOM) SOLICITATION/REQUEST
TACOM WILL NOT ACCEPT PAPER OFFERS IN RESPONSE TO THIS SOLICITATION/REQUEST.
YOU ARE REQUIRED TO SUBMIT YOUR OFFER, BID, OR QUOTE VIA PAPERLESS ELECTRONIC MEDIA. SEE THE PROVISION ENTITLED "ELECTRONIC OFFERS (OR 'QUOTES' OR 'BIDS') REQUIRED IN RESPONSE TO THIS SOLICITATION
(OR 'REQUEST FOR QUOTATIONS')" FOR MORE SPECIFIC INFORMATION. [End of Clause]
5 52.242-4021 NOTICE REGARDING PLACEMENT OF DELIVERY ORDERS AND CONTRACTUAL JUL/1999 (TACOM) ADMINISTRATION
During the term of this contract, authority may be granted to agencies other than TACOM including Defense Supply Center, Defense Logistics Agency ("DSC/DLA"), Richmond, VA for placement of delivery orders under this contract. Administration of this contract may also be transferred to such agencies, including DSC/DLA. [End of Clause]
ITEM NO SUPPLIES/SERVICES QUANTITY UNIT PRICE AMOUNT MOD/AMD
SUPPLIES OR SERVICES AND PRICES/COSTS:
IN THE FOUR DIGIT ITEM NUMBERS (CLINS) THAT FOLLOW, THE NUMBERING SYSTEM
THAT IS USED IS AS FOLLOWS:
THE FIRST THREE DIGITS SIGNIFY ITEM AND THE FOURTH (LAST) DIGIT SIGNIFIES THE APPLICABLE ORDERING YEAR, i.e., CLIN 0011 IS FOR THE FIRST ITEM - FIRST ORDERING YEAR, CLIN 0012 IS FOR THE FIRST ITEM - SECOND ORDERING YEAR, CLIN 0013 IS FOR THE FIRST ITEM - THIRD ORDERING YEAR, ETC. THE FINAL LINE ITEM(S) ASSOCIATED WITH EACH PART, SUCH AS FAT, TECHNICAL MANUALS, SERVICES, OR TRAINING, WILL BECOME THE LAST ITEM NUMBER IN NUMERICAL SEQUENCE FOR EACH ITEM, e.g. 0016
(5 YEAR LONG TERM CONTRACT) OR 0014 (3 YEAR LONG TERM CONTRACT). IF MORE THAN ONE ITEM IS BEING PROCURED, THE
NUMBERS WILL BE 0026 OR 0024 DEPENDING ON THE LENGTH OF THE LONG TERM CONTRACT. THE FOLLOWING DEFINITIONS APPLY TO THE ENTIRE SOLICITATION AND RESULTING
CONTRACT: FIRST ORDERING YEAR OF THE CONTRACT IS THE DATE OF AWARD PLUS 364
DAYS.
OPTIONAL SECOND ORDERING YEAR OF THE CONTRACT IS 365 DAYS THROUGH 729 DAYS AFTER CONTRACT AWARD.
OPTIONAL THIRD ORDERING YEAR OF THE CONTRACT IS 730 DAYS THROUGH 1,094 DAYS AFTER CONTRACT AWARD. NOTE: THE PRICE APPLICABLE TO AN INDIVIDUAL ORDER IS THE PRICE FOR THE ORDERING YEAR IN WHICH THE ORDER IS ISSUED. THE DELIVERY DATE DOES NOT DETERMINE THE ORDERING YEAR.


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The information presented below applies to Item No. 0011 Through 0013:
Minimum 1 Year Quantity: 432 EACH
(This will be ordered at the time of the basic contract award).
Maximum 3 Year Quantity: 6,480 EACH
(Inclusive of Option Years, if applicable)
ONLY THE MINIMUM 1 YEAR QUANTITY IS GUARANTEED.
NOTE: EACH ORDERING YEAR ESTIMATE, AS WELL AS EACH OPTION YEAR ESTIMATE, IF APPLICABLE, IS A 12 MONTH AVERAGE MONTHLY DEMAND WITH PROGRAM FACTORS BUILT
IN AND A 25% INCREASE PER YEAR.
THIS BUY IS CROSS REFERENCED TO PRON: EH34R822EH (For Internal Purposes Only). (End of narrative A001)
0011 FIRST ORDERING YEAR KT $ 2,542.00000
NSN: 2590-01-456-7879
NOUN: WINCH KIT
FSCM: 19207
PART NR: 57K3541
SECURITY CLASS: Unclassified
Description/Specs./Work Statement
TOP DRAWING NR: TDP 57K3541
DATE: 15-JAN-2003
Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
SEE PACKAGING REQUIREMENTS SHEET IN TECH DATA
LEVEL PRESERVATION: Military
LEVEL PACKING: A
Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin
FOB POINT: Destination
0012 OPTIONAL SECOND ORDERING YEAR KT $ 2,542.00000
NSN: 2590-01-456-7879
NOUN: WINCH KIT
FSCM: 19207
PART NR: 57K3541
SECURITY CLASS: Unclassified
OPTION QUANTITY, PURSUANT TO SECTION I CLAUSE
ENTITLED OPTIONS FOR ADDITIONAL QUANTITIES AND FOR EXTENSION IN CONTRACT
TERM - SEPARATELY PRICED LINE ITEM
The quantity stated for the option CLIN DOES NOT Form a part of the basic contractual quantity. Part or all of it may, however, be added to the contract by exercise of the option clause, at the discretion of the Government. (End of narrative B001)
Description/Specs./Work Statement
TOP DRAWING NR: TDP 57K3541
DATE: 15-JAN-2003
Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
SEE PACKAGING REQUIREMENTS SHEET IN TECH DATA
LEVEL PRESERVATION: Military
LEVEL PACKING: A
Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin
FOB POINT: Destination
0013 OPTIONAL THIRD ORDERING YEAR KT $ 2,542.00000
NSN: 2590-01-456-7879



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NOUN: WINCH KIT
FSCM: 19207
PART NR: 57K3541
SECURITY CLASS: Unclassified
OPTION QUANTITY, PURSUANT TO SECTION I CLAUSE
ENTITLED OPTIONS FOR ADDITIONAL QUANTITIES AND FOR EXTENSION IN CONTRACT
TERM - SEPARATELY PRICED LINE ITEM
The quantity stated for the option CLIN DOES NOT Form a part of the basic contractual quantity. Part or all of it may, however, be added to the contract by exercise of the option clause, at the discretion of the Government.
(End of narrative B001)
Description/Specs./Work Statement
TOP DRAWING NR: TDP 57K3541
DATE: 15-JAN-2003
Packaging and Marking
PACKAGING/PACKING/SPECIFICATIONS:
SEE PACKAGING REQUIREMENTS SHEET IN TECH DATA LEVEL PRESERVATION:
Military LEVEL PACKING: A
Inspection and Acceptance
INSPECTION: Origin ACCEPTANCE: Origin
FOB POINT: Destination
Regulatory Cite Title Date
1 52.247-4457 LONG TERM CONTRACTS - FOB DESTINATION OCT/1999 (TACOM)
For the purpose of offerors compiling FOB Destination offers, the final destination for the supplies will be one or more of the following destinations; in the following estimated percentages, if listed:
Destination.
New Cumberland Army Depot 50%
Red River Army Depot 20%
Sharpe Army Depot 30%
[End of Clause]
CONTRACT CLAUSES
Regulatory Cite Title Date
1 52.219-16 LIQUIDATED DAMAGES--SUBCONTRACTING PLAN JAN/1999
2 52.222-19 CHILD LABOR--COOPERATION WITH AUTHORITIES AND REMEDIES SEP/2002
3 52.229-3 FEDERAL, STATE, AND LOCAL TAXES JAN/1991
4 52.232-33 PAYMENT BY ELECTRONIC FUNDS TRANSFER--CENTRAL CONTRACTOR
REGISTRATION   MAY/1999
5 52.246-2 INSPECTION OF SUPPLIES--FIXED PRICE AUG/1996
6 52.247-34 F.O.B. DESTINATION NOV/1991
7 52.247-48 F.O.B. DESTINATION -- EVIDENCE OF SHIPMENT (DEVIATION) FEB/1999
8 52.247-54 DIVERSION OF SHIPMENT UNDER F.O.B. DESTINATION CONTRACTS MAR/1989
9 52.248-1 VALUE ENGINEERING FEB/2000
10 252.209-7004 SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE MAR/1998 GOVERNMENT OF A TERRORIST COUNTRY per DOD interim rule, Federal Register 27 Mar 98
11 252.211-7005 SUBSTITUTIONS FOR MILITARY OR FEDERAL SPECIFICATIONS AND STANDARDS FEB/2003
12 52.209-1 QUALIFICATION REQUIREMENTS FEB/1995
(a) Definition: Qualification requirement, as used in this clause, means a Government requirement for testing or other quality assurance demonstration that must be completed before award.
(b) One or more qualification requirements apply to the supplies or services


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covered by this contract. For those supplies or services requiring qualification, whether the covered product or service is an end item under this contract or simply a component of an end item, the product, manufacturer, or source must have demonstrated that it meets the standards prescribed for qualification before award of this contract. The product, manufacturer, or source must be qualified at the time of award whether or not the name of the product, manufacturer, or source is actually included on a qualified products list, qualified manufacturers list, or qualified bidders list. Offerors should contact the agency activity designated below to obtain all requirements that they or their products or services, or their subcontractors or their products or services, must satisfy to become qualified and to arrange for an opportunity to demonstrate their abilities to meet the standards specified for qualification. SEE SUPPORTING ACTIVITY(IES) LISTED IN THE SPECIFICATION(S)
(c) If an offeror, manufacturer, source, product or service covered by a qualification requirement has already met the standards specified, the relevant information noted below should be provided.
Offeror's Name __________________________________________________________
Manufacturer's Name _____________________________________________________
Source's Name __________________________________________________________
Item Name __________________________________________________________
Service __________________________________________________________
Identification Test Number (to the extent known) ____________________________
(d) Even though a product or service subject to a qualification requirement is not itself an end item under this contract, the product, manufacturer, or source must nevertheless be qualified at the time of award of this contract. This is necessary whether the Contractor a subcontractor will ultimately provide the product or service in question. If, after award, the Contracting Officer discovers that an applicable qualification requirement was not in fact met at the time of award, the Contracting Officer may either terminate this contract for default or allow performance to continue if adequate consideration is offered and the action is determined to be otherwise in the Government's best interests.
(e) If an offeror, manufacturer, source product or service has met the qualification requirement but is not yet on a qualified products list, qualified manufacturers list, or qualified bidders list, the offeror must submit evidence of qualification prior to award of this contract. Unless determined to be in the Government's interest, award of this contract shall not be delayed to permit an offeror to submit evidence of qualification.
(f) Any change in location or ownership of the plant where a previously qualified product or service was manufactured or performed requires reevaluation of the qualification. Similarly, any change in location or ownership of a previously qualified manufacturer or source requires reevaluation of the qualification. The reevaluation must be accomplished before the date of award. [End of Clause]
13 52.212-5 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUES OR JUN/2003 EXECUTIVE ORDERS--COMMERCIAL ITEMS
(a) The Contractor shall comply with the following FAR clauses, which are incorporated in this contract by reference, to implement provisions of law or executive orders applicable to acquisitions of commercial items:
(1) 52.222-3, Convict Labor (E.O. 11755); and
(2) 52.233-3, Protest after Award (31 U.S.C 3553).
(b) The Contractor shall comply with the (following, checked) FAR clauses in this paragraph (b) which the contracting officer has indicated as being incorporated in this contract by reference to implement provisions of law or



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Executive orders applicable to acquisitions of commercial items or components:
X___(1) 52.203-6, Restrictions on Subcontractor Sales to the Government, with Alternate I (41 U.S.C. 253g and 10 U.S.C. 2402).
____(2) 52.219-3, Notice of Total HUBZone Small Business Set-Aside (Jan 1999). X___(3) 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (Jan 1999) (if the offeror elects to waive the preference, it shall so indicate in its offer)
____(4) (i) 52.219-5, Very Small Business Set-Aside (Pub. L. 103-403, section 304, Small Business Reauthorization and Amendments Act of 1994).
____ (ii) Alternate I to 52.219-5.
____ (iii) Alternate II to 52.219-5.
X___(5) 52.219-8, Utilization of Small Business Concerns (15 U.S.C. 637
(d)(2) and (3)).
X___(6) 52.219-9, Small Business Subcontracting Plan (15 U.S.C. 637(d)(4)) ____(7) 52.219-14, Limitations on Subcontracting (15 U.S.C. 637(a)(14)).
X___(8) (i) 52.219-23, Notice of Price Evaluation Adjustment for Small Disadvantaged Business Concerns (Pub. L. 103-355, section 7102, and 10 U.S.C.2323) (if the offeror elects to waive the adjustment, it shall so indicate in its offer).
____ (ii)_Alternate I of 52.219-23.
X___(9) 52.219-25, Small Disadvantaged Business Participation Program-- Disadvantaged Status and Reporting (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323).
X__(10) 52.219-26, Small Disadvantaged Business Participation Program-- Incentive Sub-contracting (Pub. L. 103-355, section 7102, and 10 U.S.C. 2323). X__(11) 52.222-21, Prohibition of Segregated Facilities (Feb 1999)
X__(12) 52.222-26, Equal Opportunity (E.O. 11246)
X__(13) 52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (38 U.S.C. 4212).
X__(14) 52.222-36, Affirmative Action for Workers with Disabilities
(29 U.S.C.793).
X_(15) 52.222-37, Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (38 U.S.C. 4212).
X (16) 52.222-19, Child Labor--Cooperation with Authorities and Remedies (E.O.13126).
___(17) (i) 52.223-9, Estimate of Percentage of Recovered Material Content for EPA-Designated Products (42 U.S.C. 6962(c)(3)(A)(ii).(ii) Alternate I of 52.223-9 (42 U.S.C.6962(i)(2)(C)).
___(18) 52.225-1, Buy American Act-Balance of Payments Program-Supplies
(41 U.S.C.10a-10d). (19)(i) 52.225-3, Buy American Act--North American Free Trade Agreement--Israeli Trade Act-- Balance of Payments Program (41U.S.C. 10a-10d, 19 U.S.C. 3301 note, 19 U.S.C. 2112 note)
___ (ii) Alternate I of 52.225-3.
___ (iii) Alternate II of 52.225-3.
___(20) 52.225-5, Trade Agreements (19 U.S.C. 2501, et seq., 19 U.S.C.
3301 note).
X (21) 52.225-13, Restriction on Certain Foreign Purchases (E.O. 12722, 12724,13059,13067, 13121, and 13129).
___(22) 52.225-15, Sanctioned European Union Country End Products
(E.O. 12849).
___(23) 52.225-16, Sanctioned European Union Country Services (E.O. 12849).
X (24) 52.232-33, Payment by Electronic Funds Transfer--Central Contractor Registration (31 U.S.C. 3332).
___(25) 52.232-34, Payment by Electronic Funds Transfer--Other than Central



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Contractor Registration (31 U.S.C. 3332).
___(26) 52.232-36, Payment by Third Party (31 U.S.C. 3332).
___(27) 52.239-1, Privacy or Security Safeguards (5 U.S.C. 552a).
___(28) (i) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (46 U.S.C. 1241).
(ii) Alternate I of 52.247-64.
(c) The Contractor shall comply with the (following, checked) FAR clauses in this paragraph (c), applicable to commercial services, which the Contracting Officer has indicated as being incorporated in this contract by reference to implement provisions of law or executive orders applicable to acquisitions of commercial items or components:
____(1) 52.222-41, Service Contract Act of 1965, As Amended (41 U.S.C. 351, et seq.).
____(2) 52.222-42, Statement of Equivalent Rates for Federal Hires (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).
____(3) 52.222-43, Fair Labor Standards Act and Service Contract Act--Price Adjustment (Multiple Year and Option Contracts) (29 U.S.C.206 and 41 U.S.C. 351, et seq.).
____(4) 52.222-44, Fair Labor Standards Act and Service Contract Act--Price Adjustment (29 U.S.C. 206 and 41 U.S.C. 351, et seq.).
____(5) 52.222-47, SCA Minimum Wages and Fringe Benefits Applicable to Successor Contract Pursuant to Predecessor Contractor Collective Bargaining Agreement (CBA) (41 U.S.C. 351,et seq.).
(d) Comptroller General Examination of Record. The Contractor agrees to comply with the provisions of this paragraph (d) if this contract was awarded using other than sealed bid, is in excess of the simplified acquisition threshold, and does not contain the clause at 52.215-2, Audit and Records--Negotiation.
(1) The Comptroller General of the United States, or an authorized representative of the Comptroller General, shall have access to and right to examine any of the Contractor's directly pertinent records involving transactions related to this contract.
(2) The Contractor shall make available at its offices at all reasonable times the records, materials, and other evidence for examination, audit, or reproduction, until 3 years after final payment under this contract or for any shorter period specified in FAR Subpart 4.7, Contractor Records Retention, of the other clauses of this contract. If this contract is completely or partially terminated, the records relating to the work terminated shall be made available for 3 years after any resulting final termination settlement. Records relating to appeals under the disputes clause or to litigation or the settlement of claims arising under or relating to this contract shall be made available until such appeals, litigation, or claims are finally resolved.
(3) As used in this clause, records include books, documents, accounting procedures and practices, and other data, regardless of type and regardless of form. This does not require the Contractor to create or maintain any record that the Contractor does not maintain in the ordinary course of business or pursuant to a provision of law.
(e) Notwithstanding the requirements of the clauses in paragraphs (a), (b),
(c) or (d) of this clause, the Contractor is not required to include any FAR clause, other than those listed below (and as may be required by an addenda to this paragraph to establish the reasonableness of prices under Part 15), in a subcontract for commercial items or commercial components--
(1) 52.222-26, Equal Opportunity (E.O. 11246);
(2) 52.222-35, Equal Opportunity for Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (38 U.S.C. 4212);



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(3) 52.222-36, Affirmative Action for Workers with Disabilities
(29 U.S.C. 793);
(4) 52.247-64, Preference for Privately-Owned U.S. Flag Commercial Vessels
(46 U.S.C. 1241) (flow down not required for subcontracts awarded beginning
May 1, 1996); and
(5) 52.222-41, Service Contract Act of 1965, As Amended (41 U.S.C. 351, et seq.). (End of clause)
14 52.216-18 ORDERING OCT/1995
(a) Any supplies and services to be furnished under this contract shall be ordered by issuance of delivery orders or task orders by the individuals or activities designated in the Schedule. Such orders may be issued from date of contract award through one year from date of contract award.
(b) All delivery orders are subject to the terms and conditions of this contract. In the event of conflict between a delivery order and this contract, the contract shall control.
(c) If mailed, a delivery order or task order is considered issued when the Government deposits the order in the mail. Orders may be issued orally, by facsimile, or by electronic commerce methods only if authorized in the Schedule. (End of clause)
15 52.216-19 ORDER LIMITATIONS OCT/1995
(a) Minimum order. When the Government requires supplies or services covered by this contract in an amount of less than 432, the Government is not obligated to purchase, nor is the Contractor obligated to furnish, those supplies or services under the contract.
(b) Maximum order. The Contractor is not obligated to honor--
(1) Any order for a single item in excess of 2,160.
(2) Any order for a combination of items in excess of 2,160; or
(3) A series of orders from the same ordering office within 30 days that together call for quantities exceeding the limitation in subparagraph (1) or
(2) of this section.
(c) If this is a requirements contract (i.e., includes the REQUIREMENTS clause at subsection 52.216-21 of the Federal Acquisition Regulation (FAR)), the Government is not required to order a part of any one requirement from the Contractor if that requirement exceeds the maximum-order limitations in paragraph (b) of this section.
(d) Notwithstanding paragraphs (b) and (c) of this section, the Contractor shall honor any order exceeding the maximum order limitations in paragraph (b), unless that order (or orders) is returned to the ordering office within 15 days after issuance, with written notice stating the Contractor's intent not to ship the item (or items) called for and the reasons. Upon receiving this notice, the Government may acquire the supplies or services from another source.
(End of clause)
16 52.216-22 INDEFINITE QUANTITY OCT/1995
(a) This is an indefinite-quantity contract for the supplies or services specified, and effective for the period stated, in the Schedule. The quantities of supplies and services specified in the Schedule are estimates only and are not purchased by this contract.
(b) Delivery or performance shall be made only as authorized by orders issued in accordance with the ORDERING clause. The Contractor shall furnish to the Government, when and if ordered, the supplies or services specified in the Schedule up to and including the quantity designated in the Schedule as the maximum. The Government shall order at least the quantity of supplies or services designated in the Schedule as the minimum.
(c) Except for any limitations on quantities in the ORDER LIMITATIONS clause

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



or in the Schedule, there is no limit on the number of orders that may be issued. The Government may issue orders requiring delivery to multiple destinations or performance at multiple locations.
(d) Any order issued during the effective period of this contract and not completed by the Contractor within that period shall be completed by the Contractor within the time specified in the order. The contract shall govern the Contractor's and Government's rights and obligations with respect to that order to the same extent as if the order were completed during the contract's effective period; provided, that the Contractor shall not be required to make any deliveries under this contract after four and one half (4 1/2) years after contract award. [End of Clause]
17 252.212-7001 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR DEC/2002 EXECUTIVE ORDERS APPLICABLE TO DEFENSE ACQUISITIONS OF COMMERCIAL ITEMS
(a) The Contractor agrees to comply with the following Federal Acquisition Regulation (FAR) clause which, if checked, is included in this contract by reference to implement a provision of law applicable to acquisitions of commercial items or components.
( ) 52.203-3 Gratuities (APR 1984) (10 U.S.C. 2207)
(b) The Contractor agrees to comply with any clause that is checked on the following list of DFARS clauses which, if checked, is included in this contract by reference to implement provisions of law of Executive orders applicable to acquisitions of commercial items or components.
X____252.205-7000 Provision of Information to Cooperative Agreement Holders
(10 U.S.C. 2416).
_____252.206-7000 Domestic Source Restriction (10 U.S.C. 2304).
X____252.219-7003 Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (DOD Contracts) (15 U.S.C. 637).
252.219-7004 Small, Small Disadvantaged and Women-Owned Small Business Subcontracting Plan (Test Program)(15 U.S.C. 637 note).
X____252.225-7001 Buy American Act and Balance of Payments Program (41 U.S.C. 10a-10d, E.O. 10582).
X____252.225-7012 Preference for Certain Domestic Commodities.
X____252.225-7014 (ALT I) Preference for Domestic Specialty Metals
(10 U.S.C. 2533a).
_____252.225-7015 Preference for Domestic Hand or Measuring Tools
(10 U.S.C. 2533a).
X _252.225-7016 Restriction on Acquisition of Ball and Roller Bearings
(Section 8064 of Pub.L. 106-259). ( Alternate I)
_____252.225-7021 Trade Agreements (19 U.S.C. 2501-2518 and 19 U.S.C. 3301
note).
_____252.225-7027 Restriction on Contingent Fees for Foreign Military Sales
(22 U.S.C. 2779).
_____252.225-7028 Exclusionary Policies and Practices of Foreign Governments
(22 U.S.C. 2755).
_____252.225-7029 Preference for United States or Canadian Air Circuit Breakers (10 U.S.C.2534(a)(3)).
_____252.225-7036 Buy American Act--North American Free Trade Agreement Implementation Act-Balance of Payments Program (Alternate I)(41 U.S.C. 10a-10d and 19 U.S.C. 3301 note).
_____252.227-7015 Technical Data--Commercial Items (10 U.S.C. 2320).
_____252.227-7037 Validation of Restrictive Markings on Technical Data
(10 U.S.C. 2321).
X____252.243-7002 Requests for Equitable Adjustment (10 U.S.C. 2410).
___ 252.247-7023 Transportation of Supplies by Sea (10U.S.C. 2631)

(_____Alternate I)
(_____Alternate II)
X____252.247-7024 Notification of Transportation of Supplies by Sea
(10 U.S.C. 2631).
(c) In addition to the clauses listed in paragraph (e) of the Contract Terms and Conditions Required to Implement Statutes or Executive Orders--Commercial Items clause (FAR 52.212-5) of this contract, the Contractor shall include the terms of the following clauses, if applicable, in subcontracts for commercial items or commercial components, awarded at any tier under this contract:
252.225-7014 Preference for Domestic Specialty Metals, Alternate I
(10 U.S.C. 2533a).
252.247-7023 Transportation of Supplies by Sea (10 U.S.C. 2631)
252.247-7024 Notification of Transportation of Supplies by Sea
(10 U.S.C. 2631). (End of clause)
18 52.211-4053 REQUIRED TAILORING LANGUAGE TO ELIMINATE CLASS I OZONE-
DEPLETING MAR/2000 (TACOM) SUBSTANCES
(a) The purchase description or Technical Data Package (TDP) for this purchase order incorporates one or more specifications or standards that, in their unmodified form, either authorize or require the use of Class I Ozone-Depleting Substances (CIODS). For purposes of your performance on this purchase order, those specifications (which are identified in paragraph (b) of this clause) are modified by special tailoring language which appears in the TACOM Acquisition Center's web-site. Directions for reaching our web-site and locating the required tailoring language appear in paragraph (c) of this clause.
(b) Tailoring language to eliminate the authorization or requirement to use Class I Ozone-Depleting Substances (CIODS) is hereby incorporated into this contract by reference. Packaging Specifications MIL-L-61002 and MIL-STD-129, where they apply, are affected by this tailoring language. Other specifications and standards affected are: MIL-C-53072.
(c) The CIODS listing that contains the required tailoring language is on the TACOM Acquisition Center web-site, which you can reach by using this URL: http://contracting.tacom.army.mil/ciods.html [End of Clause]
19 52.217-4002 OPTIONS FOR ADDITIONAL QUANTITIES AND FOR EXTENSION IN CONTRACT TERM - JAN/1997 (TACOM) SEPARATELY PRICED LINE ITEM
(a) As the Government, we have the right to increase the maximum quantity and extend the effective period of the contract in as many as two 1-year increments. Each option covers 1 year, and if exercised will extend the contract life, and will proportionately increase the maximum quantity under the contract, as further described below. These options are successive, and the 5th year option cannot be exercised unless the 4th year option is exercised first. However, if the Government exercises the 4th year option, we are not obligated to exercise the 5th year option.
(b) The first option (2nd year) extends the effective period of the contract by 12 months, and extends the potential contract period of performance as outlined in this paragraph (b). If the first option is exercised, the maximum quantity that the Government may order under the contract will be increased above the maximum that applied before the option was exercised. The first option (4th year) may be exercised by the Government at any time, but not later than 364 days after contract award. If this option is exercised, the estimated maximum contract quantity shall be increased by 2,160 from 2,160 to 4,320. The contractor will not be obligated to make any deliveries under this contract, as modified by exercise of the first option, after 2-1/2 years after the date of contract award.

(c) The second option (3rd year) extends the effective period of the contract, by another 12 months beyond the contract's effective period as changed by the 1st option. If the second option is exercised, the maximum quantity that the Government may order under the contract will be increased as specified below. The Government may exercise this second option at any time after the first option has been exercised, but not later than 729 days after the date of contract award. If this option is exercised, the maximum quantity shall be increased by 2,160 from 4,320 to 6,480. The contractor will not be obligated to make any deliveries under the contract, as modified by exercise of the second option, after 3-1/2 years after the date of contract award. [End of Clause]
20 52.242-4457 DELIVERY SCHEDULE FOR DELIVERY ORDERS OCT/2002 (TACOM)
(a) Unless we specify a different delivery schedule in an individual delivery order, the following delivery schedule applies to delivery orders under this contract:
(1) Start deliveries 60 days after the delivery order date. Continue delivering every thirty days, if necessary, until all items are delivered.
(i) You'll deliver a minimum of 432 units every 30 days;
(ii) You'll deliver a maximum of 432 units every 30 days
(iii) You can deliver more than the minimum number of units every thirty days: at no additional cost to the Government.
(2) Delivery is defined as follows:
(i) FOB Origin - Contractor is required to deliver its shipment as provided in FAR 52.247-29(a)(1)-(4) by the time specified in the individual delivery order.
(ii) FOB Destination - Contractor is required to deliver its shipment as provided in FAR 52.247-34(a)(1)-(2) by the time specified in the individual delivery order. The contractor must take into consideration the length of time necessary to deliver its shipment to the destination designated in the delivery order, to ensure that the item reaches its destination by the time reflected in the delivery order.
(3) Proposing an accelerated delivery schedule will not prejudice your offer. However, if you propose a delivery schedule longer than the schedule listed above, or a maximum quantity less than what is requested in Paragraph (a)(1)(ii) above, your offer may be determined unacceptable for award. [End of Clause]
21 52.246-4053 USE OF MIL-STD 1916 JAN/2001 (TACOM)
The Government will not accept lots whose samples submitted for acceptance contain nonconformances unless appropriately documented and approved by the contracting officer. The contractor shall use MIL-STD- 1916,DOD Preferred Methods of Acceptance of Product. The Verification Level (VL) shall be VL IV for major characteristics and VL II for minor characteristics. MIL-HDBK-1916 provides guidance on the use of MIL-STD 1916. This handbook is not contractually binding. [End of Clause]
22 52.212-4 CONTRACT TERMS AND CONDITIONS--COMMERCIAL ITEMS DEC/2001
(a) Inspection/Acceptance. The Contractor shall only tender for acceptance those items that conform to the requirements of this contract. The Government reserves the right to inspect or test any supplies or services that have been tendered for acceptance. The Government may require repair or replacement of nonconforming supplies or reperformance of nonconforming services at no increase in contract price. The Government must exercise its post-acceptance rights --
(1) Within a reasonable time after the defect was discovered or should have been discovered; and
(2) Before any substantial change occurs in the condition of the item, unless the change is due to the defect in the item.
(b) Assignment. The Contractor or its assignee may assign its rights to receive payment due as a result of performance of this contract to a bank, trust company, or other financing institution, including any Federal lending agency in accordance with the Assignment of Claims Act (31 U.S.C.3727). However, when a third party makes payment (e.g., use of the Government wide commercial purchase card), the Contractor may not assign its rights to receive payment under this contract.
(c) Changes. Changes in the terms and conditions of this contract may be made only by written agreement of the parties.
(d) Disputes. This contract is subject to the Contract Disputes Act of 1978, as amended (41 U.S.C. 601-613). Failure of the parties to this contract to reach agreement on any request for equitable adjustment, claim, appeal or action arising under or relating to this contract shall be a dispute to be resolved in accordance with the clause at FAR 52.233-1, Disputes, which is incorporated herein by reference. The Contractor shall proceed diligently with performance of this contract, pending final resolution of any dispute arising under the contract.
(e) Definitions. The clause at FAR 52.202-1, Definitions, is incorporated herein by reference.
(f) Excusable delays. The Contractor shall be liable for default unless nonperformance is caused by an occurrence beyond the reasonable control of the Contractor and without its fault or negligence such as, acts of God or the public enemy, acts of the Government in either its sovereign or contractual capacity, fires, floods, epidemics, quarantine restrictions, strikes, unusually severe weather, and delays of common carriers. The Contractor shall notify the Contracting Officer in writing as soon as it is reasonably possible after the commencement of any excusable delay, setting forth the full particulars in connection therewith, shall remedy such occurrence with all reasonable dispatch, and shall promptly give written notice to the Contracting Officer of the cessation of such occurrence.
(g) Invoice.
(1) The Contractor shall submit an original invoice and three copies (or electronic invoice, if authorized) to the address designated in the contract to receive invoices. An invoice must include --
(i) Name and address of the Contractor;
(ii) Invoice date and number;
(iii) Contract number, contract line item number and, if applicable, the order number;
(iv) Description, quantity, unit of measure, unit price and extended price of the items delivered;
(v) Shipping number and date of shipment, including the bill of lading number and weight of shipment if shipped on Government bill of lading;
(vi) Terms of any discount for prompt payment offered;
(vii) Name and address of official to whom payment is to be sent;
(viii) Name, title, and phone number of person to notify in event of defective invoice; and
(ix) Taxpayer Identification Number (TIN). The Contractor shall include its
TIN on the invoice only if required elsewhere in this contract.
(x) Electronic funds transfer (EFT) banking information.
(A) The Contractor shall include EFT banking information on the invoice only if required elsewhere in this contract.
(B) If EFT banking information is not required to be on the invoice, in order for the invoice to be a proper invoice, the Contractor shall have submitted correct EFT banking information in accordance with the applicable solicitation provision, contract clause (e.g., 52.232-33, Payment by Electronic Funds Transfer
     Central Contractor Registration, or 52.232-34, Payment by Electronic Funds

Transfer -- Other Than Central Contractor Registration),or applicable agency procedures.
(C) EFT banking information is not required if the Government waived the requirement to pay by EFT.
(2) Invoices will be handled in accordance with the Prompt Payment Act
(31 U.S.C.3903) and Office of Management and Budget (OMB) prompt payment regulations at 5 CFR part 1315.
(h) Patent indemnity. The Contractor shall indemnify the Government and its officers, employees and agents against liability, including costs, for actual or alleged direct or contributory infringement of, or inducement to infringe, any United States or foreign patent, trademark or copyright, arising out of the performance of this contract, provided the Contractor is reasonably notified of such claims and proceedings.
(i) Payment. Payment shall be made for items accepted by the Government that have been delivered to the delivery destinations set forth in this contract. The Government will make payment in accordance with the Prompt Payment Act
(31 U.S.C.3903) and OMB prompt payment regulations at 5 CFR part 1315. If the Government makes payment by Electronic Funds Transfer (EFT), see 52.212-5 for the appropriate EFT clause. In connection with any discount offered for early payment, time shall be computed from the date of the invoice. For the purpose of computing the discount earned, payment shall be considered to have been made on the date which appears on the payment check or the specified payment date if an electronic funds transfer payment is made.
(j) Risk of loss. Unless the contract specifically provides otherwise, risk of loss or damage to the supplies provided under this contract shall remain with the Contractor until, and shall pass to the Government upon: (1) Delivery of the supplies to a carrier, if transportation is f.o.b. origin; or (2) Delivery of the supplies to the Government at the destination specified in the contract, if transportation is f.o.b. destination.
(k) Taxes. The contract price includes all applicable Federal, State, and local taxes and duties.
(l) Termination for the Government's convenience. The Government reserves the right to terminate this contract, or any part hereof, for its sole convenience. In the event of such termination, the Contractor shall immediately stop all work hereunder and shall immediately cause any and all of its suppliers and subcontractors to cease work. Subject to the terms of this contract, the Contractor shall be paid a percentage of the contract price reflecting the percentage of the work performed prior to the notice of termination, plus reasonable charges the Contractor can demonstrate to the satisfaction of the Government using its standard record keeping system, have resulted from the termination. The Contractor shall not be required to comply with the cost accounting standards or contract cost principles for this purpose. This paragraph does not give the Government any right to audit the Contractor's records. The Contractor shall not be paid for any work performed or costs incurred which reasonably could have been avoided.
(m) Termination for cause. The Government may terminate this contract, or any part hereof, for cause in the event of any default by the Contractor, or if the Contractor fails to comply with any contract terms and conditions, or fails to provide the Government, upon request, with adequate assurances of future performance. In the event of termination for cause, the Government shall not be liable to the Contractor for any amount for supplies or services not accepted, and the Contractor shall be liable to the Government for any and all rights and remedies provided by law. If it is determined that the

Government improperly terminated this contract for default, such termination shall be deemed a termination for convenience.
(n) Title. Unless specified elsewhere in this contract, title to items furnished under this contract shall pass to the Government upon acceptance, regardless of when or where the Government takes physical possession.
(o) Warranty. The Contractor warrants and implies that the items delivered hereunder are merchantable and fit for use for the particular purpose described in this contract.
(p) Limitation of liability. Except as otherwise provided by an express warranty, the Contractor will not be liable to the Government for consequential damages resulting from any defect or deficiencies in accepted items.
(q) Other compliances. The Contractor shall comply with all applicable Federal, State and local laws, executive orders, rules and regulations applicable to its performance under this contract.
(r) Compliance with laws unique to Government contracts. The Contractor agrees to comply with 31 U.S.C. 1352 relating to limitations on the use of appropriated funds to influence certain Federal contracts; 18 U.S.C. 431 relating to officials not to benefit; 40 U.S.C. 327, et seq., Contract Work Hours and Safety Standards Act; 41 U.S.C. 51-58, Anti-Kickback Act of 1986;
41 U.S.C. 265 and 10 U.S.C. 2409 relating to whistleblower protections;
49 U.S.C. 40118, Fly American; and 41 U.S.C. 423 relating to procurement integrity.
(s) Order of precedence. Any inconsistencies in this solicitation or contract shall be resolved by giving precedence in the following order:
(1) The schedule of supplies/services.
(2) The Assignments, Disputes, Payments, Invoice, Other Compliances, and Compliance with Laws Unique to Government Contracts paragraphs of this clause.
(3) The clause at 52.212-5.
(4) Addenda to this solicitation or contract, including any license agreements for computer software.
(5) Solicitation provisions if this is a solicitation.
(6) Other paragraphs of this clause.
(7) The Standard Form 1449.
(8) Other documents, exhibits, and attachments.
(9) The specification. (End of Clause)
23 52.223-11 OZONE-DEPLETING SUBSTANCES MAY/2001
(a) Definition. Ozone-depleting substance, as used in this clause, means any substance the Evironmental Protection Agency designates in 40 CFR part 82 as--
(1) Class I, including, but not limited to, chlorofluorocarbons, halons, carbon tetrachloride, and methyl chloroform; or
(2) Class II, including but not limited to, hydrochlorofluorocarbons.
(b) The Contractor shall label products which contain or are manufactured with ozone-depleting substances in the manner and to the extent required by 42 U.S.C.7671j(b), (c), and (d) and 40 CFR Part 82, Subpart E, as follows:
WARNING: Contains (or manufactured with, if applicable) * , a substance(s) which harm(s) public health and environment by destroying ozone in the upper atmosphere.
*The Contractor shall insert the name of the substance(s). [End of Clause]
24 252.204-7004 REQUIRED CENTRAL CONTRACTOR REGISTRATION NOV/2001
(a) Definitions. As used in this clause--
(1) Central Contractor Registration (CCR) database means the primary DOD repository for contractor information required for the conduct of business with DOD.
(2) Data Universal Numbering System (DUNS) number means the 9-digit number assigned by Dun and Bradstreet Information Services to identify unique business entities.
(3) Data Universal Numbering System +4 (DUNS+4) number means the DUNS number assigned by Dun and Bradstreet plus a 4-digit suffix that may be assigned by a parent (controlling) business concern. This 4-digit suffix may be assigned at the discretion of the parent business concern for such purposes as identifying subunits or affiliates of the parent business concern.
(4) Registered in the CCR database means that all mandatory information, including the DUNS number or the DUNS+4 number, if applicable, and the corresponding Commercial and Government Entity (CAGE) code, is in the CCR database; the DUNS number and the CAGE code have been validated; and all edits have been successfully completed.
(b) (1) By submission of an offer, the offeror acknowledges the requirement that a prospective awardee must be registered in the CCR database prior to award, during performance, and through final payment of any contract resulting from this solicitation, except for awards to foreign vendors for work to be performed outside the United States.
(2) The offeror shall provide its DUNS or, if applicable, its DUNS+4 number with its offer, which will be used by the Contracting Officer to verify that the offeror is registered in the CCR database.
(3) Lack of registration in the CCR database will make an offeror ineligible for award.
(4) DOD has established a goal of registering an applicant in the CCR database within 48 hours after receipt of a complete and accurate application via the Internet. However, registration of an applicant submitting an application through a method other than the Internet may take up to 30 days. Therefore, offerors that are not registered should consider applying for registration immediately upon receipt of this solicitation.
(c) The Contractor is responsible for the accuracy and completeness of the data within the CCR, and for any liability resulting from the Government's reliance on inaccurate or incomplete data. To remain registered in the CCR database after the initial registration, the Contractor is required to confirm on an annual basis that its information in the CCR database is accurate and complete.
(d) Offerors and contractors may obtain information on registration and annual confirmation requirements by calling 1-888-227-2423, or via the Internet at http://www.ccr.gov. [End of Clause]
25 252.246-7000 MATERIAL INSPECTION AND RECEIVING REPORT MAR/2003
(a) At the time of each delivery of supplies or services under this contract, the Contractor shall prepare and furnish to the Government a material inspection and receiving report in the manner and to the extent required by Appendix F, Material Inspection and Receiving Report, of the Defense FAR Supplement.
(b) Contractor submission of the material inspection and receiving information required by Appendix F of the Defense FAR Supplement by using the Wide Area WorkFlow-Receipt and Acceptance (WAWF-RA) electronic form (see paragraph
(b)(1) of the clause at 252.232-7003) fulfills the requirement for a material inspection and receiving report (DD Form 250). (End of clause)
e) 26 52.204-4005 REQUIRED USE OF ELECTRONIC CONTRACTING DEC/2002 (TACOM)
(a) All contract awards, modifications and delivery orders issued by TACOM will be issued electronically. The contractor has the option to receive these actions either via the Worldwide Web (WWW) or Electronic Data Interchange
(EDI). Many provisions/clauses that appear "by reference", meaning only clause titles and regulation site are listed; their full texts can be found at the website http://farsite.hill.af.mil/
(b) In order to be eligible to receive an award under this solicitation, the successful offeror must be registered with the Department of Defense (DOD) Central Contractor Registration (CCR). The CCR registration process may be done electronically at the World Wide Web (WWW) site: http://www.ccr2000.com. (In order to be registered to use EDI, you must use the long form for registration. Certification information, including information on the EDI 838 TPP, must be furnished to the Contracting Officer within 60 calendar days after contract award to complete networking requirements within the Government.)
(c) Worldwide Web Distribution. The contractor will receive an electronic Notice of the Award, Modification, or Delivery Order via e-mail. If you choose the WWW option, you must download the file from the appropriate TACOM webpage:
Warren: http://contracting.tacom.army.mil/awards_official.htm
Rock Island: http://aais.ria.army.mil/AAIS/AWDINFO/index.htm
Picatinny: http://procnet.pica.army.mil/Contracts/Index.htm
Red River Army Depot: http://www.redriver.army.mil/contracting/Awards
Anniston Army Depot: http://www.anadprocnet.army.mil
(d) Electronic Data Interchange. If you choose to receive contract awards, modifications and delivery orders through EDI, they will be delivered electronically via the Federal Acquisition Network (FACNET). Federal Standard Version 3050 of Standard X12 from the American National Standards Institute
(ANSI) will be used as the format for these electronic transactions.
(1) You must complete the EDI 838 Trading Partner Profile, and must agree
(i) to subcontract with a DOD certified VAN or Value Added Service (VAS) provider, or (ii) to become DOD certified as a Value Added Network (VAN).
The EDI 838 Training Partner Profile is contained in the basic CCR registration form and includes portions of the registration form which are titled "Optional".
(2) You must select a VAN from the official DOD approved list. DOD Certified VANs are listed at http://www.acq.osd.mil/ec/ecip/index.htm . If your VAN is later removed from the official list, or if you voluntarily drop your initially selected VAN, then you must switch to a VAN that remains on the official DOD approved list. You must maintain an active account on a DOD approved VAN for the entire duration of the contract, beginning no later than the 60th day after award.
(e) Unless otherwise specified elsewhere in the contract, all data items you are required to provide under this contract must be submitted electronically. Acceptable formats include:
(1) Microsoft* 97 Office Products (TACOM can currently read OFFICE 97* and lower.): Word, Excel, Powerpoint, or Access
(2) 100 OR 250 MEGABYTE ZIP*-DISK, 3 1/2 INCH DISK, OR 650 MEGABYTE CD ROM
(3) E-MAIL (Maximum size of each e-mail message is be three and one-half (3.5) megabytes).
(4) Other electronic formats. Before submitting your data in any other electronic format, please e-mail the buyer identified on the face of the contract, with e-mail copy-furnished to amsta-idq@tacom.army.mil, to obtain a decision as to the format's acceptability. This e-mail must be received by the buyer not later than ten calendar days before the required data submission date. NOTE: The above formats may be submitted in compressed form using self-extracting files.
(f) Additional information can be obtained by sending a message to: acqcenweb@tacom.army.mil or by calling (586) 574-7059. [End of Clause]
27 52.204-4009 MANDATORY USE OF CONTRACTOR TO GOVERNMENT ELECTRONIC COMMUNICATION JUN/1999 (TACOM)

(a) All references in the contract to the submission of written documentation shall mean electronic submission. All electronic submissions shall be in the formats and media described in the "Electronic Quotations/Offers/Bids Required in Response to this Request for Quotations/Proposals/Bids" clause elsewhere in this document. (See Section K for commercial acquisitions, Section L for RFPs, and Section I for RFQs.)
(b) This shall include all written unclassified communications between the Government and the Contractor except contract awards and contract modifications which shall be posted on the internet. Return receipt shall be used if a commercial application is available. Classified information shall be handled in full accordance with the appropriate security requirements.
(c) In order to be contractually binding, all Government communications requiring a Contracting Officer signature must be sent from the Contracting Officer's e-mail address. The Contractor shall designate the personnel with signature authority who can contractually bind the contractor. All binding contractor communication shall be sent from this contractor e-mail address(es).
(d) Upon award, the Contractor shall provide the Contracting Officer with a list of e-mail addresses for all administrative and technical personnel assigned to this contract.
(e) Unless exempted by the Procuring Contracting Officer in writing, all unclassified written communication after contract award shall be transmitted electronically. [End of Clause]
28 52.211-4009 NOTICE OF A RECENT CHANGE IN THE TECHNICAL DATA PACKAGE
FEB/1995 (TACOM)
Please note that the Technical Data Package (TDP) which defines the contract item has been changed to incorporate a recently approved Engineering Change Proposal (ECP) or Value Engineering Change Proposal (VECP). Offerors who possess an older version of the TDP for the contract item because of a previous solicitation or contract are informed that the TDPL revision date cited in the item schedule of this solicitation is the current revision, and that offers hereunder are solicited only on the basis of the item as defined in the current TDP.
29 52.211-4017 ENHANCED CARC REQUIREMENTS FOR HIGH PERFORMANCE SYSTEMS JUN/2002 30 52.211-4030 SPECIAL TESTING REQUIREMENTS FOR CHEMICAL AGENT RESISTANT COATINGS MAR/2001 (TACOM) (CARC) ON METALLIC SURFACES
(a) Application: MIL-C-46168 MIL-C-53039 MIL-PRF-22750
(b) End-Item Paint Inspection: After the complete paint finish has been applied and cured* (See *Note, below), the Contractor shall test and inspect two units per lot for (i) workmanship, (ii) total paint film thickness, and
(iii) paint adhesion. Unless otherwise agreed to between the Contractor and the cognizant Government quality assurance representative, a lot shall be defined as all units submitted for final Government acceptance at one time.
The use of test panels in lieu of actual production units is prohibited. At final inspection, the cumulative total paint film thickness of pretreatment, primer, and topcoat shall at a minimum conform to the sum of the minimum thicknesses for individual elements of the paint finish as specified in the Film Thickness Table below. Sufficient locations shall be spot-checked to ensure proper workmanship and paint thickness uniformity. The size and configuration of the unit as well as the number of vendors responsible for the paint finish of component parts shall be taken into consideration in determining the number of locations to be checked. The specific number of test locations shall be agreed to by the cognizant Government quality assurance representative in advance. In addition, two locations on each sample unit shall be selected to conduct the scribe tape test. The test locations shall be


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routinely varied among the following:
(1) Directly adjacent to a weld
(2) On or directly adjacent to a machine cut or sheared edge.
(3) On any mechanically formed surface when lubricants/drawing compounds were used.
(4) On paint touch-up areas.
(c) The precise location for each scribe tape test shall be in an inconspicuous location that has been accepted by the cognizant Government quality assurance representative before the test is conducted.
(d) Upon completion of the scribe tape test, the scribe marks shall be feathered into the adjacent area and touched up with the required top coat so that the tested area again conforms to the applicable minimum specified in the Film Thickness Table below. *Note: The complete paint finish is defined as the pretreatment, primer, and topcoat applied to the substrate. Curing of the complete paint finish is dependent upon temperature, humidity, and paint film thickness. The time necessary to achieve sufficient adhesion to pass the scribe tape test must be determined by each facility. For purposes of this test, curing at ambient temperature will take from 24 days.
(e) Test Methods:
(1) Film Thickness. Film thickness shall be verified with a nondestructive film gage. The gage shall be suitable for measurements over the applicable substrate material and shall have sufficient accuracy to ensure compliance to the thickness limitations. The gage shall be capable of being calibrated. If no other calibration specification or requirement is identified elsewhere in this contract, then the gage shall be calibrated in accordance with ISO 10012.
(2) Scribe Tape Test. The following test procedure shall be followed. The test surface shall be sufficiently warm and dry to ensure adhesion of the tape.
All dimensions cited in this Scribe Tape Test description are approximate:
(i) Scribe four one-inch lines completely through the paint finish to the substrate, one sixteenth to three thirty-seconds of an inch apart.
(ii) Scribe four additional one-inch lines, completely through the paint finish, one sixteenth to three thirty-seconds of an inch apart, rotated 90 degrees with respect to the first set of lines. The resulting pattern shall contain nine squares.
(iii) Press a length of A-A-1830, A-A-884, or any commercially available tape with a minimum adhesion rating of 45 oz. per inch of width firmly over the scribed pattern, rubbing out all air pockets.
(iv) Wait 10 seconds, minimum. Grasp a free end of the tape and at a rapid speed strip it from the paint surface by pulling the tape back upon itself at 180 degrees.
(f) Interpretation of Test Results
NOTE: These two tests are not a substitute for corrosion tests such as neutral salt spray or accelerated corrosion tests which verify coating durability.
(1) Film Thickness. All applicable surfaces shall have complete paint coverage. A minimum of 75% of the applicable surfaces of each test unit shall meet the minimum, cumulative dry film thickness requirements. Failure of either test unit shall result in rejection of the production lot that it represents.
FILM THICKNESS TABLE
SPECIFICATION DRY FILM THICKNESS (Mils)
DOD-P-15328* 0.3 - 0.5
MIL-PRF-23377 1.0 - 1.5
MIL-P-53022 1.0 - 1.5
MIL-PRF-22750 1.3 - 1.7
MIL-P-53030 1.0 - 1.5


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MIL-C-46168 1.8 - 3.2
MIL-C-53039 1.8 - 3.2
*May not be allowed per contract due to VOC and hexavalent chromium content.
(2) Scribe Tape Test (Adhesion). The removal of two or more complete squares of top coat, or top coat-primer-pretreatment coating, from either test unit constitutes test failure and the production lot from which it comes is rejected. Removal of overspray does not constitute test failure. Notice: The scribe tape test is designed to detect any deficiency in the paint application process that would affect the durability of the CARC finish. Typical causes of failure are:
(i) Inadequate cleaning of the substrate.
(ii) Contamination of the surface between coatings.
(iii) Excessive paint film thickness in a single coating application.
(iv) Application of a coating over a previous coating which has not been adequately cured.
It is strongly recommended that the Contractor implement rigid in-process controls in conjunction with the best industrial painting practices to ensure that the performance requirements specified in this clause are met.
[End of Clause] 31 52.211-4036 FORMAT OF THE TECHNICAL DATA PACKAGE APR/2000 (TACOM)
(a) The TDP for the contract item is available only in electronic format via the TACOM Contracting Webpage (contracting.tacom.army.mil). TACOM-Warren has discontinued its practice of providing hard copies (i.e. CD ROM) of technical data packages (TDPs). You must obtain a copy of the TDP for this solicitation via the TACOM Contracting Webpage. For those TDPs not available via the webpage, the TDP will be issued free of charge in CD-ROM format. The CD-ROM includes the necessary software to access, view, and print individual images that are included in the TDP. The CD-ROM can be read in any personal computer that includes a CD-ROM drive. If your company does not have a personal computer with a CD-ROM drive, you can take the CD-ROM disk to any of various commercial computing or copying/printing service, to have hard copies produced.
(b) TDPs available via the TACOM Contracting Webpage may be purchased in CD ROM format for a fee of $4.60 each. Requests for CD ROMs and payment should be mailed to: USATACOM
AMSTA-CM-CDD (TDP Requests)
Warren, MI 48397-5000
Make checks payable to the United States Treasury. Points of Contact for this initiative: Gerri Mackey and Diane Woods at (586) 574-7061, and Gloria McCullough at (586) 574-7064. [End of Provision]
32 52.211-4047 NOTICE TO OFFERORS INTENDING TO OFFER OTHER THAN NEW MATERIAL APR/2000 (TACOM) (NEGOTIATED)
(a) We intend to acquire only new material. Unless this contract otherwise requires virgin material or supplies composed of, or manufactured from, virgin material, the contractor shall provide supplies that are new, as defined in this clause.
(b) Definitions:
(1) "New" means composed of previously unused components, whether manufactured from virgin material, recovered material in the form of raw material, or materials and by-products generated from, and reused within, an original manufacturing process; provided that the supplies meet contract requirements, including but not limited to, performance, reliability, and life expectancy.
(2) "Reconditioned" means restored to the original normal operating condition by readjustments and material replacement.
(3) "Recovered material" means waste materials and by-products that have been


                                       20
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recovered or diverted from solid waste including post-consumer material, but such term does not include those materials and by-products generated from, and commonly reused within, an original manufacturing process.
(4) "Remanufactured" means factory rebuilt to original specifications.
(5) "Virgin material" means previously unused raw material, including previously unused copper,aluminum, lead, zinc, iron, other metal or metal ore, or any undeveloped resource that is, or with new technology will become, a source of raw materials
(6) "Residual Inventory" means inventory from a transferred or terminated Government or commercial contract.
(c) Used, reconditioned, remanufactured supplies, unused former Government surplus property, or residual inventory shall not be used unless the contractor has proposed the use of such supplies, and the Contracting Officer has authorized their use.
(d) Offers to provide other than new material shall be submitted to the Contracting Officer for approval:
(7) A proposal to provide unused former Government surplus property shall include a complete description of the material, the quantity, the name of the Government agency from which acquired, and the date of acquisition.
(8) A proposal to provide used, reconditioned, or remanufactured supplies shall include a detailed description of such supplies.
(9) A proposal to provide residual inventory shall include the Government or commercial contract number of the terminated contract and the name of the original contractor.
(e) If the use of used, reconditioned, remanufactured items, unused former Government surplus property, or residual inventory are approved by the Contracting Officer, we may require you to meet specific marking, inspection, and testing requirements beyond those found in this solicitation. We will negotiate these additional requirements with you before award and put them in any resulting contract. [End of Clause]
33 52.211-4069 WELDING INSPECTION REQUIREMENTS MAR/2001 (TACOM)
(a) INSPECTION: As the contractor, during performance of this contract you will verify weld quality and workmanship using qualified inspectors trained to perform these inspection functions. Acceptable qualification of your inspectors may be based on:
(1) current or previous certification as an AWS Certified Welding Inspector; or
(2) current or previous certification by the Canadian Welding Bureau (CWB); or
(3) inspection performed by an engineer or technician who is competent in the use of weld inspection techniques and equipment, on the basis of (i) formal training or (ii) experience, or both, in metals fabrication, inspection, and testing.
(b) NON BALLISTIC VISUAL INSPECTION. You will perform all non-ballistic visual inspections of weld quality and workmanship for structural steel in accordance with Section 6 of AWS D1.1-96. For structural aluminum, you may perform non-ballistic visual inspections of weld quality and workmanship using the guidelines given in MIL-STD-370A, dated 21 Sep 93.
(c) BALLISTIC VISUAL INSPECTION. You will perform all ballistic visual inspections in accordance with section 6 of the UDLP/TACOM Ground Combat Vehicle Code--Aluminum, dated July 1996. Copies of this document can be obtained by written request to: Commander, US Army Tank-automotive and Armaments Command
ATTN: AMSTA-TR-E/Materials
Warren, MI 48397-5000 [End of Clause]
34 52.217-4004 DESTINATION FOR OPTION QUANTITIES FEB/1994 (TACOM)
To compute a price for any option quantity, assume you'll be shipping a


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

proportional share of the option quantity to each destination scheduled to receive shipments of the same item under the basic contract. For example, if the basic contract involves one third of the quantity to go to destination X, and two thirds to destination Y, assume those same percentages will apply to any option quantities the Government will exercise. [End of Provision]
35 52.246-4005 INSPECTION AND ACCEPTANCE POINTS: ORIGIN FEB/1995 (TACOM)
The Government's inspection and acceptance of the supplies offered under this order shall take place at ORIGIN. Offeror must specify below the exact name and address of his facility, or his subcontractor's facility, where supplies to be furnished under this order will be available for origin inspection.
Contractor's Plant: See Acceptance Appendix for applicable Inspection Point (Name and Address)
Subcontractor's Plant:
(Name and Address)
[End of Clause]
36 52.246-4010 DEPOT ADDRESS FOR THE APPLICABLE MODE OF SHIPMENT: IN-THE-CLEAR JAN/2001 (TACOM) ADDRESSES Rail/ MILSTRIP
Motor Address Rail Motor Parcel Post
SPLC* Code Ship To: Ship To: Mail To:
206721/ W25G1U Transportation Officer Transportation Officer Transportation Officer 209405 Defense Dist Depot Defense Dist Depot Defense Dist Depot Susquehanna Susquehanna Susquehanna
New Cumberland, PA New Cumberland, PA New Cumberland, PA 17070-5001
875670/ W62G2T Transportation Officer Transportation Officer Transportation Officer 875675 XU Def Dist Depot XU Def Dist Depot Dist Depot San Joaquin
San Joaquin San Joaquin P O Box 96001
25600 S Chrisman Rd 25600 S Chrisman Rd Stockton, CA 95296-0130
Rec Whse 10 Rec Whse 10
Tracy, Ca 95376-5000 Tracy, Ca 95376-5000
471995/ W31G1Z Transportation Officer Transportation Officer Transportation Officer 471996 Anniston Army Depot, Anniston Army Depot, Anniston Army Depot, Bynum, AL Bynum, AL Anniston, AL 36201-5021
209741/ W25G1R Transportation Officer Transportation Officer Transportation Officer 209770 Letterkenny Army Depot, Letterkenny Army Depot, Letterkenny Army Depot, Culbertson, PA Chambersburg, PA Chambersburg, PA 17201-4150
661136/ W45G19 Transportation Officer Transportation Officer Transportation Officer 661157 Red River Army Depot, Red River Army Depot, Red River Army Depot, Defense, TX Texarkana, TX Texarkana, TX 75507-5000
764538/ W67G23 Transportation Officer Transportation Officer Transportation Officer 764535 Tooele Army Depot, Tooele Army Depot, Tooele Army Depot,
Warner, UT Tooele, UT Tooele, UT 84074-5003
***SPLC indicates Standard Point Locator Code. _ _ _ _
NOTE: The following is applicable only when so specified in an individual order or delivery increment: _____
This requirement is a depot replenishment buy, a portion of which is or may be required to fill Direct Support System (DSS) requisitions. Shipment shall be made, as specified, to one or more of:
New Cumberland Army Depot
Red River Army Depot
Sharpe Army Depot
prior to shipments to any other depots as may be designated. When more than one depot is designated for DSS shipments, priority shipments will be made equally to each of the designated destinations. [End of Clause]
37 52.246-4019 VISUAL INSPECTION CRITERIA FOR STEEL WELDMENTS MAR/2001(TACOM)


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


(a) Application: MIL-STD-1261
(b) Scope: ______
(1) These criteria supplement paragraph 4.3 of MIL-STD-1261 and supersede paragraph 6.3.1.5 of MIL-W-46086 and paragraph 5.9.1.5 of MIL-STD-1941.
AWS A3.0 shall be used to define all other welding terms not defined herein.
(2) The limits established below represent the maximum discontinuities allowable for visual inspection of workmanship specimens and production steel weldments. (Note:Workmanship specimens which require cross-sectioning must also be evaluated for subsurface quality; these criteria are not contained herein.) Any discontinuity exceeding this limit is classified as defective and must be reworked or repaired dependent upon the nature and extent of the discontinuity. Weldments requiring subsurface weld inspection should be evaluated in accordance with the acceptance standard specified on the drawing in addition to these requirements.
(c) Discontinuities:
(1) Cracks - A weld crack is defined as a linear rupture resulting from excessive localized stress. Cracks can occur in the weld metal, fusion zone or heat affected zone. No cracks are allowed
(2) Porosity - Porosity is defined as a rounded cavity free of solid material resulting from gas entrapment during solidification.
(i) Maximum pore size shall be 1/16 inch.
(ii) There shall be no more than six pores for any twelve inch length of weld. For small weldments with continuous welds less than twelve inches in length, they shall have proportionately fewer pores allowed (example: three pores maximum for six inch length of weld).
(3) Overlap - Overlap is defined as a protrusion of weld metal beyond the bond at the toe of the weld.
(i) A radiused tie-in must exist with the parent metal.
(ii) The overlap condition must not exceed 10% of the total weld length.
(4) Slag Inclusion - Slag inclusion is defined as a non-metallic solid material entrapped in or on the weld metal or between the weld metal and base metal. This discontinuity is applicable to SMA and FCAW processes. No slag inclusions are allowed.
(5) Undercut - Undercut is defined as a groove melted into the base material adjacent to the toe of the weld and left unfilled by weld metal.
(i) For base materials .25 inch and less in thickness, no undercutting is permitted.
(ii) For base materials greater than .25 inch thickness:
(A) The maximum depth of undercut shall be 1/32 inch.
(B) The undercut must have a width not less than twice the depth.
(C) The length of undercut shall not exceed two inches cumulative in any continuous 24 inch length of weld. For continuous welds less than 24 inches in length, the maximum cumulative length shall be in direct proportion to this limit or one inch, whichever is greater. (For example: for an eight inch continuous length of weld, maximum cumulative allowable undercut length is one inch).
(d) Weld Size:
(1) Fillet Welds:
(i) Fillet welds shall be measured using fillet weld gages.
(ii) For welds one-fourth inch and less, the weld size is the minimum as specified on the drawing symbol.
(iii) For fillet welds larger than one-fourth inch, the weld may be undersize by 1/16 inch for a maximum length of 10% of the continuous weld length.
(2) Groove Welds: No under-fill is allowed. [End of Clause]



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38 52.246-4026 LOCAL ADDRESS FOR DD FORM 250 MAR/2002 (TACOM)
(a) The contractor must provide a copy of each Material Inspection and Receiving Report (DD 250) pertaining to this contract, to the addresses given below, using either of the following methods:
(1) Our first preference is for you to use electronic mail (e-mail), using the following e-mail address: DD250@tacom.army.mil
(2) Our second preference is for you to use data facsimile (datafax) transmission, using this fax number:
(586) 574-7552 and use "DD250 mailbox" in the "to:" block of your fax cover or header sheet. In either method, do not mix DD250s from more than one contract in a single transmission. That is, you may submit multiple DD250s in a single transmission,but they must all be against the same contract.
(b) These copies meet the requirements for the Purchasing Office copy and the Army Inventory Control Manager copy listed in tables 1 and 2 of DFARS Appendix F.
(c) The DD250 form may be found, in three different formats, on the World Wide Web at http://web1.whs.osd.mil/icdhome/DD-0999.htm [End of Clause]
39 52.246-4028 INSPECTION POINT: ORIGIN FEB/1994 (TACOM)
We will inspect the supplies as described elsewhere in this solicitation/contract before acceptance. Fill-in the location, contractor's or subcontractor's plant,where origin inspection will occur. CONTRACTOR'S PLANT:
See Acceptance Appendix for applicable Inspection Point ___


(Name)
_______________________________________________________________________
(Address) (City) (County) (State) (Zip)
SUBCONTRACTOR'S PLANT: ________________________________________________
(Name)
_______________________________________________________________________
(Address) (City) (County) (State) (Zip)
[End of Clause]
40 52.247-4009 DELIVERY OF SUPPLIES FROM FOREIGN FIRM TO U.S. PORT OF ENTRY MAR/1985 (TACOM)
(This clause applies only to foreign firms when shipments are required to destinations within the Continental United States (CONUS).
(a) Identification of shipment. The Contractor must insure that all shipments be clearly marked in accordance with the marking requirements specified in this contract. The Duty-Free Entry requirements cited in DFARS 252.212-7001 in this contract contain instructions on the documentation required to accompany the shipment for duty-free entry.
(b) Notification of Shipment. The Contractor shall notify the Procuring Contracting Officer (PCO) when shipment is made, providing the following information:
(1) Mode of transportation, carrier, bill of lading number, customs broker
(if any), and estimated time of arrival of materiel at port authority.
(2) Mode of transportation, carrier, bill of lading number, and estimated dates for pick-up from port authority and delivery to final destination.
[END OF CLAUSE]
41 52.247-4016 HEAT TREATMENT AND MARKING OF WOOD PACKAGING MATERIALS
JUL/2002 (TACOM)
ALL NON-MANUFACTURED WOOD USED IN PACKAGING SHALL BE HEAT TREATED TO A CORE TEMPERATURE OF 56 DEGREES CELSIUS FOR A MINIMUM OF 30 MINUTES. THE BOX/PALLET MANUFACTURER AND THE MANUFACTURER OF WOOD USED AS INNER PACKAGING SHALL BE AFFILIATED WITH AN INSPECTION AGENCY ACCREDITED BY THE BOARD OF REVIEW OF THE


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



AMERICAN LUMBER STANDARD COMMITTEE. THE BOX/PALLET MANUFACTURER AND THE MANUFACTURER OF WOOD USED AS INNER PACKAGING SHALL ENSURE TRACEBILITY TO THE ORIGINAL SOURCE OF HEAT TREATMENT. EACH BOX/PALLET SHALL BE MARKED TO SHOW
THE CONFORMANCE TO THE INTERNATIONAL PLANT PROTECTION CONVENTION STANDARD. BOXES/PALLETS AND ANY WOOD USED AS INNER PACKAGING MADE OF NONMANUFACTURED
WOOD SHALL BE HEAT TREATED. THE QUALITY MARK SHALL BE PLACED ON BOTH ENDS OF
THE OUTER PACKAGING, BETWEEN THE END CLEATS OR END BATTENS; ON TWO SIDES OF
THE PALLET. [End of Clause]
42 52.247-4458 GUARANTEED SHIPPING CHARACTERISTICS--F.O.B. DESTINATION
SEP/2000 (TACOM)
(a) The offeror is required to complete subparagraph (b)(1), (2), and (3), of this clause, for each part or component, including all of its packaging. This information will be used by the Government to perform logistics management functions such as providing item sustainment, planning (e.g. estimating storage costs), and redistribution. You are not liable if you give us wrong information, however since the DOD uses this data in-house in existing data bases and because this information may be used in contingency planning it, we request that the information provided be as accurate as possible.
(b) Definitions of terms commonly used in the packaging and distribution environments are defined in ASTM D996 and should be consulted if any term used herein is in question.
(1) Unit Package:
(i) Specify the type of UNIT PACKAGE for each single unit of issue: A container in direct contact with and enclosing the product along with any required protective materials(s)(e.g. item is wrapped in neutral paper, polyethylene foam cushion wrapped,sealed in a waterproof bag, and placed in a fiberboard box).
(ii) Unit Package Exterior Size/Weight of Unit Package with contents:
Length___51"_ x Width__15"_ x Depth _18"__(expressed in inches)/Weight expressed in __215 pounds
(2) Shipping Container:
(i) Exterior Size of SHIPPING CONTAINER AND CONTENTS THEREIN:
Length, _____ x Width, _____ x Height,______ (expressed in feet and inches)
(ii) Number of unit packages per shipping container ________ each
(iii) Gross weight of Shipping container and contents __________ Lbs.
(3) Unitized Loads:
(i) Is the Load palletized, skidded, or some other platform device used as a base for handling and transporting as a single entity. Yes [ ] No [ ];
describe: _____
(ii) Number of Shipping containers per pallet/skid ______ each.
(iii) Weight of empty pallet, skid, platform, dolly, other device used as a base for handling and transporting materials __45___ Lbs
(iv) Size of Unit Load(pallet/skid including shipping container(s)assembled for handling and transportation as a single entity:
Length, _51"_ x Width, _46"_ x Height,__57"_ (expressed in feet and inches)
(v) Gross Weight of Unit Load __1980___ Lbs;
LIST OF ATTACHMENTS
List of Number
Addenda Title Date of Pages Transmitted By Attachment 001 TDP ON WEB DAAE07-03-D-S057
MILE MARKER INC.


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